                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                              ___________________


                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event report)              June 16, 1997
                                                    ---------------------------

                 The Money Store Home Equity Loan Trust 1997-A
                ----------------------------------------------
            (Exact name of regristrant as specified in its charter)



New Jersey                       333-20817-09                 Applied For
----------                       ------------                 -----------

State or other               (Commission               (IRS Employer
jurisdiction of              File Number)              ID Number)
incorporation)

2840  Morris  Avenue,  Union, New  Jersey   07083
---------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                              (908) 686-2000
                                                  --------------

                                      n/a
----------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5             Other Events
                   ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the June 16, 1997 Remittance Date.


Item 7             Financial Statements and Exhibits
                   ---------------------------------


     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                 THE MONEY STORE INC.


                                                 By: /s/ Harry Puglisi
                                                 -------------------------------
                                                         Harry Puglisi
                                                          Treasurer




           Dated:    June 30, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-A
                                    ------


                        The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

          SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND
SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1997,
THE MONEY STORE INC. REPORTS THE FOLLOWING
INFORMATION PERTAINING TO SERIES 1997-A FOR THE
JUNE 11, 1997 DETERMINATION DATE.

                                                                                POOL I           POOL II        POOL III
1.  AGGREGATE AMOUNT RECEIVED (5.03 b)                                       $ 9,695,902.39    $6,610,907.11    $107,577.19
    ADJ : RECALCULATION                                                                0.00             0.00           0.00
                                                                             ----------------------------------------------
                                                                               9,695,902.39     6,610,907.11     107,577.19

    LESS: SERVICE FEE (7.03 & 5.04)                                               94,613.27        64,943.67       2,209.39

          CONTINGENCY FEE (7.03 & 5.04)                                           94,613.27        64,943.67       2,209.39
          OTHER SERVICER FEES (Late Charges / Escrow) (7.03 & 5.04)               51,908.49        37,328.74          13.39
          UNREIMBURSED MONTHLY ADVANCES (5.04 b)                                       0.00             0.00           0.00
                                                                             ----------------------------------------------

                                                                                 241,135.03       167,216.08       4,432.17
    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
          COMPENSATING INTEREST (6.12)                                                 0.00             0.00           0.00
          PRE-FUNDING ACCOUNT TRANSFER (6.02)                                    337,803.36       181,894.11           0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                           252,959.91        84,208.03           0.00
                                                                             ----------------------------------------------
                                                                                 590,763.27       266,102.14           0.00

    LESS: EXCESS SPREAD (I-19)                                                 1,034,082.91       534,190.28      25,745.59
          SUBORDINATION REDUCTION AMOUNT (I-56)                                        0.00             0.00           0.00
                                                                             ----------------------------------------------
                                                                               1,034,082.91       534,190.28      25,745.59
                                                                             ----------------------------------------------
    AVAILABLE REMITTANCE AMOUNT                                                9,011,447.72     6,175,602.89      77,399.43
                                                                             ==============   ==============  =============

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED                                                86,149,071.64
          IN PRIOR SERVICER'S CERTIFICATE

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED                                                63,100,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED                                                75,800,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED                                                61,100,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED                                                31,100,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED                                                45,000,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED                                                30,600,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (H)  CLASS A-8 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                        32,000,000.00

    (I)  CLASS A-9 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                        37,000,000.00

    (J)  CLASS A-10 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                       254,533,771.31

    (K)  CLASS A-11 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                        60,000,000.00

    (L)  CLASS A-12 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                         9,944,510.26

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                     7,331,930.79
    CLASS A-2                                                             0.00
    CLASS A-3                                                             0.00
    CLASS A-4                                                             0.00
    CLASS A-5                                                             0.00
    CLASS A-6                                                             0.00
    CLASS A-7                                                             0.00
    CLASS A-8                                                             0.00
    CLASS A-9                                                             0.00

   TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                    7,331,930.79

    CLASS A-10                                                    5,038,798.85
    CLASS A-11                                                            0.00

   TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT:                   5,038,798.85

    CLASS A-12                                                       35,812.30

   TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT:                     35,812.30

4. TOTAL  AMOUNT OF POOL I, II & III
    INSURED PAYMENTS                                                      0.00

5.  (A) SUBORDINATED AMOUNT
           POOL I                                                 1,854,394.23
           POOL II                                                1,228,557.72
           POOL III                                                 651,617.73

    (B) SPECIFIED SUBORDINATED AMOUNT
           POOL I                                                11,280,000.00
           POOL II                                               10,720,000.00
           POOL III                                               2,500,000.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                 # ACCOUNTS                  DOLLARS
           POOL I                    #ERR                         3,838,039.00
           POOL II                   #ERR                         3,531,457.36
           POOL III                  #ERR                                 0.00

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
          POOL I                                                                             619,107.50
          POOL II                                                                            275,937.20
          POOL III                                                                                 0.00

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
          POOL I                                                                             754,860.31
          POOL II                                                                            180,582.58
          POOL III                                                                             4,461.88

9.  AMOUNT OF INTEREST RECEIVED
          POOL I                                                                           4,431,987.09
          POOL II                                                                          2,585,601.23
          POOL III                                                                           103,101.92

10. (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
         INTEREST TO BE MADE ON THE DETERMINATION DATE
         TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
          POOL I                                                                                   0.00
          POOL II                                                                                  0.00
          POOL III                                                                                 0.00

    (B)  AMOUNT OF COMPENSATING INTEREST
          POOL I                                                                                   0.00
          POOL II                                                                                  0.00
          POOL III                                                                                 0.00

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. THE AMOUNT OF REALIZED LOSSES DURING
    DUE PERIOD
          POOL I                                                                                   0.00
          POOL II                                                                                  0.00
          POOL III                                                                                 0.00

13. CLASS A-1 REMITTANCE AMOUNT:
      (A)CURRENT INTEREST REQUIREMENT                                  467,358.71
      (B)PRINCIPAL DISTRIBUTION AMOUNT                               7,331,930.79
      (C)CARRY FORWARD AMOUNT                                                0.00
      (D)MONTHLY ADVANCE FOR BANKRUPTCY                                      0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                                                    7,799,289.50

    CLASS A-2 REMITTANCE AMOUNT:
      (A)CURRENT INTEREST REQUIREMENT                                  345,209.58
      (B)PRINCIPAL DISTRIBUTION AMOUNT                                       0.00
      (C)CARRY FORWARD AMOUNT                                                0.00
      (D)MONTHLY ADVANCE FOR BANKRUPTCY                                      0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                                                      345,209.58

CLASS A-3 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    421,637.50
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-3 REMITTANCE AMOUNT                                        421,637.50

CLASS A-4 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    350,815.83
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-4 REMITTANCE AMOUNT                                        350,815.83

CLASS A-5 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    182,971.67
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-5 REMITTANCE AMOUNT                                        182,971.67

CLASS A-6 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    270,375.00
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-6 REMITTANCE AMOUNT                                       270,375.00


 CLASS A-7 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    188,955.00
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-7 REMITTANCE AMOUNT                                        188,955.00

CLASS A-8 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    205,466.67
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-8 REMITTANCE AMOUNT                                        205,466.67

CLASS A-9 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    223,079.17
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-9 REMITTANCE AMOUNT                                        223,079.17

POOL I REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT            2,655,869.13
   (B) PRINCIPAL DISTRIBUTION AMOUNT           7,331,930.79
   (C) CARRY FORWARD AMOUNT                            0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                  0.00

   TOTAL POOL I REMITTANCE AMOUNT                               9,987,799.92

CLASS A-10 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT            1,316,222.41
   (B) PRINCIPAL DISTRIBUTION AMOUNT           5,038,798.85
   (C) CARRY FORWARD AMOUNT                            0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                  0.00


   TOTAL CLASS A-10 REMITTANCE AMOUNT                           6,355,021.26

CLASS A-11 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT              299,680.00
   (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
   (C) CARRY FORWARD AMOUNT                            0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                  0.00

   TOTAL CLASS A-11 REMITTANCE AMOUNT                             299,680.00

POOL II REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT            1,615,902.41
   (B) PRINCIPAL DISTRIBUTION AMOUNT           5,038,798.85
   (C) CARRY FORWARD AMOUNT                            0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                  0.00

   TOTAL POOL II REMITTANCE AMOUNT                              6,654,701.26

CLASS A-12 (POOL III) REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT               62,360.37
   (B) PRINCIPAL DISTRIBUTION AMOUNT              35,812.30
   (C) CARRY FORWARD AMOUNT                            0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY                  0.00

   TOTAL POOL III REMITTANCE AMOUNT                                98,172.67

14.(A) REIMBURSABLE AMOUNTS                            0.00
   (B) CLASS X REMITTANCE AMOUNT PAYABLE
       PURSUANT TO SECTION 6.08(d) (iii)
       AND ( iv)
        POOL I                                        (0.00)
        POOL II                                       (0.00)
        POOL III                                       0.00

15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                           78,817,140.85

 (B) CLASS A-2 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                           63,100,000.00

 (C) CLASS A-3 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                           75,800,000.00

 (D) CLASS A-4 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                           61,100,000.00

 (E) CLASS A-5 PRINCIPAL BALANCE AFTER
     DISTRIBUTIONS TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                           31,100,000.00

 (F) CLASS A-6 PRINCIPAL BALANCE AFTER
     DISTRIBUTIONS TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                           45,000,000.00

 (G) CLASS A-7 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                           30,600,000.00

 (H) CLASS A-8 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                           32,000,000.00

 (I) CLASS A-9 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                           37,000,000.00

 (J) CLASS A-10 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                          249,494,972.46

 (K) CLASS A-11 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                           60,000,000.00

    (L) CLASS A-12 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                       9,908,697.96

    (M) TOTAL POOL I PRINCIPAL BALANCE
           AFTER DISTRIBUTION TO BE MADE ON
           THE REMITTANCE DATE AND AFTER
           ALLOCATION OF REALIZED LOSSES                          454,517,140.85

    (N) TOTAL POOL II PRINCIPAL BALANCE
           AFTER DISTRIBUTION TO BE MADE ON
           THE REMITTANCE DATE AND AFTER
           ALLOCATION OF REALIZED LOSSES                          309,495,016.03

    (O) TOTAL POOL III PRINCIPAL
           BALANCE AFTER DISTRIBUTION TO BE
           MADE ON THE REMITTANCE DATE AND AFTER
           ALLOCATION OF REALIZED LOSSES                            9,908,697.96

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I, II AND III)        100.00%

    (B) EXCESS SPREAD (POOL I)                                      1,034,082.91
        EXCESS SPREAD (POOL II)                                       534,190.28
        EXCESS SPREAD (POOL III)                                       25,745.59
        TOTAL EXCESS SPREAD (POOL I, II and III)                    1,594,018.78

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                               0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                              0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL III                             0.00
        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I, II and III             0.00



17. CUMULATIVE REALIZED LOSSES
                  POOL I                                                    0.00
                  POOL II                                                   0.00
                  POOL III                                                  0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
                  POOL I                                                 271.650
                  POOL II                                                355.669
                  POOL III                                               338.315

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
                  POOL I                                                  11.716%
                  POOL II                                                  9.930%
                  POOL III                                                11.680%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
          POOL I                                                                                     94,613.27
          POOL II                                                                                    64,943.67
          POOL III                                                                                    2,209.39

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
          POOL I                                                                                     94,613.27
          POOL II                                                                                    64,943.67
          POOL III                                                                                    2,209.39

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
          POOL I                                                                                     19,243.71
          POOL II                                                                                    13,105.57
          POOL III                                                                                      414.35

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
          POOL I                                                                                     38,487.00
          POOL II                                                                                    31,453.00
          POOL III                                                                                    4,558.00

    (F) CLASS A-11 AUCTION AGENT FEE                                                                 10,533.33

20. AMOUNT OF PAYMENTS AND
    REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:                                                    POOL I                   POOL II
        (A) SECTION 5.04 (b)                                                        0.00                  0.00
        (B) SECTION 5.04 (c)                                                        0.00                  0.00
        (C) SECTION 5.04 (d)(ii)                                                    0.00                  0.00
        (D) SECTION 5.04 (e)                                                        0.00                  0.00
        (E) SECTION 5.04 (f)(i)                                               189,226.54            129,887.34


                                                                                POOL III
        (A) SECTION 5.04 (b)                                                        0.00
        (B) SECTION 5.04 (c)                                                        0.00
        (C) SECTION 5.04 (d)(ii)                                                    0.00
        (D) SECTION 5.04 (e)                                                        0.00
        (E) SECTION 5.04 (f)(i)                                                 4,418.78

21. CLASS A-1 POOL FACTOR (I-5):
  CURRENT CLASS A-1 PRINCIPAL BALANCE                                      78,817,140.85            0.83581273
  ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                     94,300,000.00

  CLASS A-2 POOL FACTOR (I-5):
  CURRENT CLASS A-2 PRINCIPAL BALANCE                                      63,100,000.00            1.00000000
  ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                     63,100,000.00

  CLASS A-3 POOL FACTOR (I-5):
  CURRENT CLASS A-3 PRINCIPAL BALANCE                                      75,800,000.00            1.00000000
  ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                     75,800,000.00

  CLASS A-4 POOL FACTOR (I-5):
  CURRENT CLASS A-4 PRINCIPAL BALANCE                                      61,100,000.00            1.00000000
  ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                     61,100,000.00

CLASS A-5 POOL FACTOR (I-5):
CURRENT CLASS A-5 PRINCIPAL BALANCE                               31,100,000.00
ORIGINAL CLASS A-5 PRINCIPAL BALANCE                              31,100,000.00

CLASS A-6 POOL FACTOR (I-5):
CURRENT CLASS A-6 PRINCIPAL BALANCE                               45,000,000.00                    1.00000000
ORIGINAL CLASS A-6 PRINCIPAL BALANCE                              45,000,000.00

CLASS A-7 POOL FACTOR (I-5):
CURRENT CLASS A-7 PRINCIPAL BALANCE                               30,600,000.00                    1.00000000
ORIGINAL CLASS A-7 PRINCIPAL BALANCE                              30,600,000.00

CLASS A-8 POOL FACTOR (I-5):
CURRENT CLASS A-8 PRINCIPAL BALANCE                               32,000,000.00                    1.00000000
ORIGINAL CLASS A-8 PRINCIPAL BALANCE                              32,000,000.00

CLASS A-9 POOL FACTOR (I-5):
CURRENT CLASS A-8 PRINCIPAL BALANCE                               37,000,000.00                    1.00000000
ORIGINAL CLASS A-8 PRINCIPAL BALANCE                              37,000,000.00

POOL I FACTOR:
CURRENT POOL I PRINCIPAL BALANCE                                 454,517,140.85                    0.96705775
ORIGINAL POOL I PRINCIPAL BALANCE                                470,000,000.00

CLASS A-10 FACTOR:
CURRENT CLASS A-10 PRINCIPAL BALANCE                             249,494,972.46                    0.95959605
ORIGINAL CLASS A-10 PRINCIPAL BALANCE                            260,000,000.00

CLASS A-11 POOL FACTOR (I-5):
CURRENT CLASS A-11 PRINCIPAL BALANCE                              60,000,000.00                    1.00000000
ORIGINAL CLASS A-11 PRINCIPAL BALANCE                             60,000,000.00

POOL II FACTOR:
CURRENT POOL II PRINCIPAL BALANCE                                309,495,016.03                    0.96717193
ORIGINAL POOL II PRINCIPAL BALANCE                               320,000,000.00

CLASS A-12 (POOL III FACTOR (I-5):
CURRENT CLASS A-12 PRINCIPAL BALANCE                               9,908,697.96                    0.99086980
ORIGINAL CLASS A-12 PRINCIPAL BALANCE                             10,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
        POOL I                                                                                        11.716%
        POOL II                                                                                        9.930%
        POOL III                                                                                      11.680%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
        POOL I                                                                                        11.066%
        POOL II                                                                                        9.063%
        POOL III                                                                                      10.580%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5, CLASS A-6,
        CLASS A-7, CLASS A-8 AND CLASS A-9 ADJUST MORTGAGE LOAN REMITTANCE RATE
        CLASS A-10 AND CLASS A-11 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                               7.057%
        CLASS A-12 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                              5.987%

                                                                   -----------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                03/31/97             04/30/97          05/31/97
                                                                   -----------------------------------------------------------
        POOL I                                                     11.698%              11.696%           11.716%
        POOL II                                                     9.892%               9.900%            9.930%
        POOL III                                                   11.680%              11.680%           11.680%

23. CLASS A-10  REMITTANCE RATE                                     5.81750%
    CLASS A-11  REMITTANCE RATE                                      5.6190%
    (BASED ON AUCTION RATE)

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN FOR CLASS A-10                                N/A


24. (A) LIBOR RATE                                                  5.68750%
    (B) AUCTION RATE                                                  5.619%

25. POOL II  NET FUNDS CAP (RATE)                                     9.407%
    CLASS A-10 NET FUNDS CAP                                           0.00
    CLASS A-11 NET FUNDS CAP                                           0.00

26. CLASS A-10 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER            0.00
    CLASS A-11 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER               0
                                                                       0.00

27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
    INTEREST CARRYOVER                                                 0.00
    (B) LIBOR INTEREST CARRYOVER BALANCE                               0.00

28. OTHER INFORMATION
    SPREAD ACCOUNT BALANCES
     POOL I                                                            0.00
     POOL II                                                           0.00
     POOL III                                                    603,870.82

                                                            EXHIBIT O (POOL I)
                         REMIC DELINQUENCIES AS OF -MAY 31, 1997

REMIC                 OUTSTANDING         #
SERIES                DOLLARS             ACCOUNTS           RANGES              AMOUNT         NO       PCT
         1997-A-I          $458,491,447.80            10751  1 TO 29 DAYS    49,879,143.56     1121    10.88%
                                                            30 TO 59 DAYS     5,024,544.91       99     1.10%
                                                            60 TO 89 DAYS     2,933,960.58       46     0.64%
                                                            90 AND OVER       1,615,314.84       31     0.35%

                                                            FORECLOSURE          38,492.97        1     0.01%
                                                            REO PROPERTY              0.00        0     0.00%

                                                            TOTALS          $59,491,456.86    1,298    12.98%
                                                                          ===================================

                                                            EXHIBIT O (POOL II)

                          REMIC DELINQUENCIES AS OF -MAY 31, 1997
REMIC                 OUTSTANDING         #
SERIES                DOLLARS             ACCOUNTS           RANGES              AMOUNT         NO       PCT
         1997-A-II         $311,774,308.32             3917  1 TO 29 DAYS    26,352,660.84      347     8.45%
                                                            30 TO 59 DAYS     4,139,162.98       53     1.33%
                                                            60 TO 89 DAYS       940,165.81       15     0.30%
                                                            90 AND OVER         804,946.84       10     0.26%

                                                            FORECLOSURE          93,461.88        1     0.03%
                                                            REO PROPERTY              0.00        0     0.00%

                                                            TOTALS          $32,330,398.35      426    10.37%
                                                                          ===================================

                                             EXHIBIT O ( POOL III )

              REMIC DELINQUENCIES AS OF-MAY 31, 1997

REMIC      OUTSTANDING             #
SERIES     DOLLARS                 ACCOUNT RANGES            AMOUNT             NO       PCT
1997-A-III            9,978,793.64       52  1 TO 29 DAYS             342,564.99      2      3.43%
                                         30 TO 59 DAYS                      0.00      0      0.00%
                                         60 TO 89 DAYS                      0.00      0      0.00%
                                         90 AND OVER                        0.00      0      0.00%

                                         FORECLOSURE                        0.00      0      0.00%
                                         REO PROPERTY                       0.00      0      0.00%



                                         TOTALS                      $342,564.99      2      3.43%
                                                       ===========================================

1997-A

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 (or per $25,000 for Class A-11) original dollar amount as of the Cut-Off Date.

                                                                     POOL I

SUBCLAUSE                                     CLASS A-1   CLASS A-2   CLASS A-3   CLASS A-4
---------------------------------------------------------------------------------------------
(ii)                                             913.56    1,000.00    1,000.00    1,000.00

(vi)                                              40.70        0.00        0.00        0.00

(vii)                                              6.57        0.00        0.00        0.00

(viii)                                             8.00        0.00        0.00        0.00

(xiii) (a)                                         4.96        5.47        5.56        5.74
       (b)                                        77.75        0.00        0.00        0.00
       (c)                                         0.00        0.00        0.00        0.00
       (d)                                         0.00        0.00        0.00        0.00

(xv)                                             835.81    1,000.00    1,000.00    1,000.00

(xxxvi)                                            0.00        0.00        0.00        0.00

SUBCLAUSE                                     CLASS A-5  CLASS A-6   CLASS A-7   CLASS A-8
---------------------------------------------------------------------------------------------
(ii)                                           1,000.00    1,000.00    1,000.00    1,000.00

(vi)                                               0.00        0.00           0        0.00

(vii)                                              0.00        0.00           0        0.00

(viii)                                             0.00        0.00           0        0.00

(xiii) (a)                                         5.88        6.01        6.18        6.42
       (b)                                         0.00        0.00           0        0.00
       (c)                                         0.00        0.00           0        0.00
       (d)                                         0.00        0.00           0        0.00

(xv)                                           1,000.00    1,000.00    1,000.00    1,000.00

(xxxvi)                                            0.00        0.00           0           0

                                                           POOL II                 POOL III       POOL IV

SUBCLAUSE                                     CLASS A-9  CLASS A-10  CLASS A-11  CLASS A-12      CLASS A-16
------------------------------------------------------------------------------------------------------------
(ii)                                           1,000.00      978.98   25,000.00      994.45          993.11

(vi)                                               0.00        0.00        0.00        0.00           35.15

(vii)                                              0.00        0.69        0.00        0.00            0.00

(viii)                                             0.00        0.00        0.00        0.45            0.17

(xiii) (a)                                         6.03        5.06      124.87        6.24            5.88
       (b)                                         0.00       19.38        0.00        3.58           38.05
       (c)                                         0.00        0.00        0.00        0.00            0.00
       (d)                                         0.00        0.00        0.00        0.00            0.00

(xv)                                           1,000.00      959.60   25,000.00      990.87          955.06

(xxxvi)                                            0.00        0.00        0.00        0.00            0.00